United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

February 28, 2011
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

1-6479-1
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue

New York, New York  10017

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02                      Results of Operations and Financial Condition.

A copy of the press release that Overseas Shipholding Group, Inc. (the "Registrant") issued on  February 28, 2011 announcing its financial results for the full year and fourth quarter ended  December 31, 2010 is being furnished to the Securities and Exchange Commission (the “SEC”) and is attached as Exhibit 99.1.

Section 8 – Other Events

Item 8.01                      Other Events.

On February 28, 2011, the Registrant posted on its website, www.osg.com, under the section titled Investor Relations – Webcasts and Presentations, a presentation dated February 28, 2011 of its financial results for the full year and fourth quarter ended December 31, 2010.  A copy of the presentation is hereby furnished to the SEC and is attached as Exhibit 99.2

Section 9 - Financial Statements and Exhibits.

Item 9.01                      Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press Release dated February 28, 2011
99.2	Financial Presentation dated February 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: March 3, 2011	By: /s/ James I. Edelson
	Name: Title:	James I. Edelson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 28, 2011
99.2	Financial Presentation dated February 28, 2011